QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 32.1

CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Jonathan Samuels, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Triangle Petroleum Corporation on Form 10-K for the fiscal year ended January 31, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in this Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Triangle Petroleum Corporation.

Date: April 16, 2014	By:	/s/ JONATHAN SAMUELS
		Name:	Jonathan Samuels
		Title:	President and Chief Executive Officer

        I, Justin Bliffen, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Triangle Petroleum Corporation on Form 10-K for the fiscal year ended January 31, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in this Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Triangle Petroleum Corporation.

Date: April 16, 2014	By:	/s/ JUSTIN BLIFFEN
		Name:	Justin Bliffen
		Title:	Chief Financial Officer

QuickLinks

  EXHIBIT 32.1
CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002